UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008

ENERGTEK INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51249	42-1708652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580

(Address of principal executive offices)

(516) 887-8200

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01    Regulation FD Disclosure.

Energtek Inc. (the “Registrant”) hosted a press conference in Singapore on June 25, 2008, at 10:00 am local time, to announce a proposed joint venture to commercialize the use of natural gas in Asia, to develop natural gas filling terminals on the island of Batam and low pressure compression assembly and manufacturing facilities in Indonesia, Malaysia and Singapore. A description of events of the press conference is available at the Registrant’s Internet site at http://www.energtek.com/.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2008

ENERGTEK INC.

By:	/s/ Doron Uziel
Name:	Doron Uziel
Title:	Treasurer